UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

DANIELS CORPORATE ADVISORY COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169128	04-3667624
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Parker Towers, 104-60 Queens Boulevard 12th Floor Forest Hills, New York	11375
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 242-3148

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 6, 2016, holders of a majority of the voting rights of Daniels Corporate Advisory Company, Inc. (the “Company”) approved the amendment of the pending 500 to 1 reverse split of the Company’s Common Stock to a 2,500 to 1 reverse split (the “Amended Reverse Split”), meaning that each 2,500 shares of Common Stock will be consolidated into 1 share of Common Stock following the reverse split, provided however, that fractional shares will be rounded up to the nearest whole share. Notice of the action taken by holders of a majority of the voting rights of the Company was provided to non-consenting shareholders in accordance with Nevada law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANIELS CORPORATE ADVISORY COMPANY, INC.

Date: June 7, 2016	By:	/s/ Arthur Viola
Arthur Viola
Chief Executive Officer